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  T. ROWE PRICE
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 Short-Term U.S. Government Fund, Inc.

 Supplement to prospectus dated October 1, 1997
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 Effective June 1, 1998, the footnote to Table 1 on page 2 of the Prospectus will be revised with the following reflecting the extension of the fund's expense ratio limitation:

 /a/ Effective June 1, 1998, T. Rowe Price agreed to extend the fund's expense limitation for a period of two years through May 31, 2000. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the funds expense ratio is below 0.70%. However, no reimbursement will be made after May 31, 2002, or if it would result in the expense ratio exceeding 0.70%.

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 The date of the above supplement is June 1, 1998.
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                                                              F69-041 06/01/98